UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2024

INOZYME PHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39397	38-4024528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Summer Street Suite 400
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 330-4340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INZY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 24, 2024, Inozyme Pharma, Inc. (the “Company”) issued a press release announcing positive interim data from its ongoing Phase 1 SEAPORT 1 trial of INZ-701 in patients with end-stage kidney disease (“ESKD”) undergoing hemodialysis. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Key Findings from the Interim Analysis of SEAPORT 1

On October 24, 2024, the Company announced positive interim data from its ongoing Phase 1 SEAPORT 1 trial of INZ-701 in patients with ESKD undergoing hemodialysis.

The open-label trial investigated the safety, tolerability, pharmacokinetics (“PK”), and pharmacodynamics (“PD”) of INZ-701 in adults with ESKD and low plasma pyrophosphate (“PPi”) levels undergoing hemodialysis. On average, ESKD patients have lower PPi levels compared with healthy individuals, and those with calciphylaxis have even lower plasma PPi levels. The trial screened hemodialysis patients for PPi levels and identified the population with significantly reduced levels (<700nM) for enrollment. INZ-701 is an ENPP1-Fc fusion enzyme replacement therapy designed to increase both PPi and adenosine. Patients (n=11) received weekly subcutaneous doses of 1.8 mg/kg of INZ-701 over a four-week dosing period.

The interim data, including PD data from eight patients who completed the trial, demonstrated the following:

•
PPi Levels: INZ-701 significantly increased PPi levels in ESKD patients receiving hemodialysis, with levels rising into the normal range by week 3 of the trial’s four-week dosing schedule. The largest changes occurred in patients with the lowest baseline PPi levels.

Timepoint	Mean PPi (nM) ± SEM (n=8)
Baseline-Day 3 pre-dose*	619±74
Day 10 pre-dose	931±255
Day 17 pre-dose	1498±224
Day 24 pre-dose	1551±270

*Baseline consists of three timepoints collected prior to the initiation of dosing

•
Mineral Metabolism: INZ-701 led to reductions in biomarkers of mineral metabolism, including serum phosphate and fibroblast growth factor-23, which are implicated in the pathogenesis of vascular calcification in ESKD. These findings suggest INZ-701 may mitigate the risk of pathologic calcification in these patients.
•
Safety: INZ-701 was generally well-tolerated and exhibited a favorable safety profile, with no drug-related treatment-emergent adverse events (“TEAEs”) reported in the 11 patients who completed the four-week treatment period. All observed TEAEs were mild to moderate in severity except for one case of hyperkalemia requiring urgent dialysis.
•
Pharmacokinetics: Consistent drug exposure to INZ-701 was observed with 1.8 mg/kg weekly dosing and PK profiles were consistent with the Company’s prior studies in non-hemodialysis patients. The Company believes these results suggest consistent drug PK profiles can be maintained in dialysis patients, providing further confidence in dose selection for future trials.
•
Anti-Drug Antibodies (“ADAs”): Low titers of ADAs were detected in three out of 11 patients at the end-of-study timepoint, approximately 30 days after the last dose. Two of these patients became ADA-negative by Day 60 after the last dose. The presence of ADAs was not associated with any adverse events.

The Company plans to present additional follow-up data, including characterization of genetic markers associated with PPi and adenosine metabolism and PK/PD analyses, at a future medical conference. Based on these results, the Company plans to initiate a registrational trial of INZ-701 in patients with calciphylaxis in 2025, subject to regulatory alignment and sufficient funding.

ENPP1 Deficiency Program Update

The Company expects to complete enrollment of the Company’s ENERGY 3 pivotal trial of INZ-701 in pediatric patients with ENPP1 Deficiency by the end of 2024, with topline data anticipated in early 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated October 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the initiation, enrollment, timing, and design of the Company’s planned clinical trials, including the Company’s plans to initiate a registrational trial in calciphylaxis, the availability of data from clinical trials, the potential benefits of INZ-701, and the Company’s regulatory strategy. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to conduct its ongoing clinical trials of INZ-701 for ENPP1 Deficiency, ABCC6 Deficiency and calciphylaxis; enroll patients in ongoing and planned trials; obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in preclinical studies and clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; advance the development of its product candidates under the timelines it anticipates in planned and future clinical trials; obtain, maintain, and protect intellectual property rights related to its product candidates; manage expenses; comply with the covenants under its outstanding loan agreement; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOZYME PHARMA, INC.

Date:	October 24, 2024	By:	/s/ Douglas A. Treco
Name: Douglas A. Treco Title: Chief Executive Officer